1. Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Schedule Of Earnings Per Share
For The Years Ended December 31,	2013	2012

Net income, as reported	$5,086,655	$4,400,690
Less: dividends to preferred shareholders (1)	81,250	187,500
Net income available to common shareholders	$5,005,405	$4,213,190
Weighted average number of common shares
used in calculating earnings per share	4,838,185	4,769,645
Earnings per common share	$1.03	$0.88